                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )



     Filed by the registrant /X/



     Filed by a party other than the registrant / /


     Check the appropriate box:


     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))


     /X/ Definitive proxy statement


     /X/ Definitive additional materials


     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                        Nuveen Municipal Bond Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):



     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.



     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).


     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.


     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

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

                                                                  March 20, 1995

DEAR NUVEEN MUNICIPAL BOND FUND SHAREHOLDER:

     We are pleased to invite you to a Special Meeting of Shareholders of Nuveen Municipal Bond Fund, Inc. The meeting is scheduled for Friday, May 26, 1995, at 10:30 a.m. central time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois.

     At this meeting, you will be asked to consider and approve a proposal to reorganize your Fund as a Massachusetts business trust, which would permit the Fund to issue multiple classes of shares. Reorganization as a Massachusetts business trust will reduce the Funds' on-going expenses, and the ability to offer additional classes of shares will provide alternative ways to purchase shares that may be better suited to individual needs and preferences.

     Your Fund's Board of Directors, which represents you in all matters concerning the Fund, carefully considered and unanimously approved this proposal. The proposal is now being submitted to you and your fellow shareholders for a vote. Your Board strongly recommends that you vote in favor of this proposal.

     The attached Proxy Statement has been prepared to give you information about this proposal. Whether or not you plan to join us, please complete, sign and date your proxy ballot and mail it in the enclosed postage-paid envelope.

     No matter how large or small your investment in Nuveen Municipal Bond Fund, Inc., your vote is extremely important. Please mark and return your ballot today. A prompt response can save your Fund the expense of a follow-up mailing.

                                             Sincerely,

                                             RICHARD J. FRANKE
                                             Chairman of the Board

                        NUVEEN MUNICIPAL BOND FUND, INC.

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                             TELEPHONE 800-621-7227

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 26, 1995
                                                                  March 20, 1995

TO THE SHAREHOLDERS OF NUVEEN MUNICIPAL BOND FUND, INC.:

     Notice is hereby given that a special meeting of the shareholders of Nuveen Municipal Bond Fund, Inc., a Maryland corporation (the "Fund"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Friday, May 26, 1995, at 10:30 a.m. to approve or disapprove the reorganization of the Fund into a Massachusetts business trust named Nuveen Municipal Bond Fund (the "Trust"), thereby permitting the issuance of additional classes of shares in connection with the implementation of a Flexible Sales Charge Program (the "Reorganization"). A vote in favor of the Reorganization will also be a vote (i) authorizing the temporary amendment of certain fundamental investment restrictions of the Fund solely to permit the Reorganization and (ii) authorizing the Fund, as sole shareholder of the Trust, (a) to elect current Fund directors as trustees of the Trust, (b) to approve the investment management agreement with the Fund as the investment management agreement with the Trust, and (c) to select the auditors for the Fund as the auditors for the Trust.

     Shareholders of record at the close of business on March 13, 1995, are entitled to notice of and to vote at the meeting. Other business properly brought before the meeting may also be transacted.

     YOUR VOTE IS VERY IMPORTANT. IN ORDER TO AVOID DELAY AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            JAMES J. WESOLOWSKI
                                                  Secretary
                                                                            MUBF

                        NUVEEN MUNICIPAL BOND FUND, INC.

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                             TELEPHONE 800-621-7227

                                PROXY STATEMENT
                                                                  March 20, 1995

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Nuveen Municipal Bond Fund, Inc. (the "Fund") of proxies to be voted at a special meeting of the shareholders of the Fund to be held on May 26, 1995 (the "Meeting"), and at any and all adjournments thereof. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of the Fund's principal underwriter, John Nuveen & Co. Incorporated ("Nuveen") or the Fund's investment adviser, Nuveen Advisory Corp., or by dealers and their representatives. D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies for estimated fees and expenses of $120,000.

     Your shares will be voted in accordance with the choice you specify on your proxy. If no choice is specified, the shares will be voted FOR approval of the proposed reorganization of the Fund into a Massachusetts business trust, which would permit the Fund to issue additional classes of shares in connection with the implementation of a Flexible Sales Charge Program (the "Reorganization"). Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining a quorum.

     The Reorganization is the only matter scheduled to be voted upon, and approval will require the affirmative vote of two-thirds of the shares entitled to be voted at the meeting. For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions will be treated as shares voted against the Reorganization. Broker non-votes will have the same effect as a vote against approval of the Reorganization. The details of the proposal to be voted on by the Fund's shareholders and the vote required for approval are set forth below.

     As of March 13, 1995, there were issued and outstanding 303,117,547 shares of common stock of the Fund. Those persons who were shareholders of record at the close of business on March 13, 1995, will be entitled to one vote for each share held. Shareholders of the Fund may obtain copies of the Fund's most recent annual report by writing the Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or calling 1-800-621-7227.

     This proxy statement is first being mailed to shareholders of the Fund on or about March 20, 1995.

                             REORGANIZATION OF FUND

     On February 14, 1995, the Board of Directors of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Plan") in the form attached hereto as Exhibit A. The Plan provides for the reorganization of the Fund, which is currently a Maryland corporation, into a Massachusetts business trust named Nuveen Municipal Bond Fund (the "Trust"). After the Reorganization, the Trust will issue additional classes of shares in connection with implementation of a Flexible Sales Charge Program.

REASONS FOR REORGANIZATION


     The Reorganization would allow the Trust to issue multiple classes of shares with the purpose of providing investors alternative ways of purchasing Trust Shares better suited to their individual needs and preferences, furnishing ongoing compensation to financial advisers to enhance the level of service provided by these advisers to investors, and enhancing the marketability of Trust Shares to help achieve growth in assets and the resulting benefits of greater portfolio diversification and operating efficiencies. (See "Procedures for Reorganization -- Multiple Classes of Shares".)



     Another purpose of the Reorganization is to achieve operational economies that should result in cost savings to the Fund. The Fund was originally incorporated in Maryland on October 8, 1976. The Board of Directors unanimously recommended conversion of the Fund to a Massachusetts business trust which will succeed to the Fund's business. As a Maryland corporation with its principal business in Illinois, the Fund is registered as a foreign corporation in the state of Illinois and pays franchise taxes to that state. Such taxes are based upon the Fund's paid-in-capital, which in turn is dependent upon the number of outstanding shares. Under the current law, use of a business trust rather than the corporate form of organization will eliminate most state taxes imposed on the Fund.


     Massachusetts has been chosen for the Trust's domicile because its law with respect to business trusts is believed to be the most developed of any state, although it is less developed than Maryland corporation law. The Board of Directors has determined that Massachusetts law affords additional advantages to the operation of a mutual fund as compared to those available under Maryland law.


     In addition, the Board of Trustees of the Trust generally will have greater flexibility in carrying on the business affairs of the Trust than if the Fund remained a Maryland corporation. Similarly, as a Massachusetts business trust, the Trust is authorized to issue shares in different series representing interests in separate portfolios within the Trust. Currently shares of the Trust are not divided into series and the Board of Trustees does not currently intend to do so.


PRINCIPAL FEATURES OF REORGANIZATION

     The Trust is an open-end diversified management investment company as defined in the Investment Company Act of 1940 (the "1940 Act") that was organized for the purpose of succeeding to the business of the Fund. The Reorganization contemplates that the Fund will transfer all of its assets to the Trust; the liabilities of the Fund will be assumed by the Trust; and each shareholder's shares of the Fund will automatically be exchanged for an equal number of shares (including any fractional share) of the Trust. In connection with the Reorganization and prior to its completion, one share of the Trust will be issued to the Fund. (See "Procedures for Reorganization" and "Federal Income Tax Consequences" below.)

PROCEDURES FOR REORGANIZATION

     By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the temporary amendment of certain fundamental investment restrictions of the Fund that might otherwise be construed as restricting the Fund's ability to carry out the Reorganization. Likewise, by voting in favor of the Reorganization, shareholders of the Fund will be authorizing the Fund, as the sole shareholder of the Trust, to (i) elect current Fund directors as trustees of the Trust; (ii) approve a new investment management agreement, which is identical in substance to the existing agreement with the Fund and (iii) ratify the selection of auditors, each discussed in turn below. If the shareholders approve the Reorganization, the Fund will transfer all of its assets to the Trust; the Trust will assume all of the liabilities of the Fund and issue to each shareholder of the Fund shares of the Trust in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder, in exchange for all of the shares of the Fund owned by the shareholder; the share of the Trust owned by the Fund will be cancelled; and the Fund will then be dissolved. A shareholder of the Fund will acquire the same pro rata interest in the Trust as of the effective time of the Reorganization as the shareholder had in the Fund immediately prior to the Reorganization. The Trust will operate in the same manner (except for the Flexible Sales Charge Program described below) and with the same investment objectives and policies as those of the Fund.

     Confirmations of the shares of the Trust received in the Reorganization in exchange for shares of the Fund will not be issued to shareholders, because the number of shares held by a shareholder will not be changed by the Reorganization.

     It will not be necessary for a shareholder holding certificates representing shares of the Fund to exchange those certificates for new certificates representing shares of the Trust following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization will represent outstanding shares of the Trust after the Reorganization. New certificates will not be issued by the Trust after the Reorganization unless specifically requested in writing. Shares of the Fund not represented by certificates will automatically be exchanged for the same number of shares of the Trust.


     If approved by shareholders of the Fund, it is expected that the Reorganization will be made effective at 5:00 p.m., Chicago time, on June 12, 1995, but it may be made effective at a different time. At any time before the Reorganization is effective, the Trust and the Fund may agree to terminate the Reorganization, and if the Reorganization has not been made effective by September 30, 1995, either the Trust or the Fund may terminate the Reorganization, in either case whether or not it has been approved by the Fund's shareholders.


CERTAIN COMPARATIVE INFORMATION ON THE FUND AND THE TRUST


     As a Massachusetts business trust, the Trust's operations are governed by its declaration of trust ("Declaration of Trust") and By-laws and by Massachusetts law, rather than by the Articles of Incorporation, as amended and restated (the "Articles of Incorporation") and By-laws, as amended (the "By-laws") of the Fund and Maryland law. Certain differences between the two forms of organization and governing corporate documents are summarized below. Shareholders of the Fund entitled to vote at the meeting may obtain copies of the Declaration of Trust and the Trust's By-laws, and the Fund's Articles of Incorporation and By-laws, without charge, upon written request to the Secretary of the Fund. The Trust and the Fund are each subject to the 1940 Act and the rules and regulations thereunder.

     Trustees. The affairs of the Trust are managed by a Board of Trustees rather than a Board of Directors as under Maryland law. Mr. Timothy R. Schwertfeger, a director of the Fund, is currently the sole trustee of the Trust. If the Reorganization is approved, each of the directors of the Fund will be elected as trustees of the Trust.



     Shares. The shares of beneficial interest of the Trust (and any series which may be authorized in the future) are transferable shares, $.10 par value. The Trust can issue an unlimited number of shares of beneficial interest with varying par value. Each share of the Trust (or of any series of the Trust) represents an equal proportionate interest in the assets owned by, and the liabilities of, the Trust (or of any series of the Trust). As such, each share of the Trust is entitled to dividends and distributions when and as declared on shares of the Trust by the Board of Trustees. Under the Articles of Incorporation of the Fund, the Fund is currently authorized to issue up to 750,000,000 shares of a single class. However, the Fund's Board of Directors, with or without approval by the shareholders, may amend the Articles of Incorporation to increase or decrease the number of authorized shares.



     Multiple Classes of Shares. The Fund's Articles of Incorporation provide for the issuance of only one class of shares. All Fund shares are sold at a public offering price equal to net asset value plus in most cases an up-front sales charge, as described in the Fund's prospectus.



     The Declaration of Trust permits the Trust to issue multiple classes of shares (the "Flexible Sales Charge Program") for the purposes of providing investors alternative ways of purchasing Trust shares better suited to their individual needs and preferences, furnishing ongoing compensation to financial advisers to enhance the level of service provided by these advisers to investors, and enhancing the marketability of Trust shares to help achieve growth in assets and the resulting benefits of greater portfolio diversification and operating efficiencies. The Fund previously received an order from the Securities and Exchange Commission (the "SEC") that permits it to issue and sell an unlimited number of classes of shares and to allocate voting rights thereto and to impose costs and fees thereon in the manner described above. That order also applies to the Trust, and the Trust expects to implement the Flexible Sales Charge Program immediately after consummation of the Reorganization.


     The Flexible Sales Charge Program, as is currently contemplated, would provide investors with the following alternative ways of purchasing Trust shares:

     Class A Shares: The Up-Front Sales Charge Option. Investors will have the option of purchasing Class A Shares that are subject to an up-front sales charge and a service plan to be adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") providing for a service fee at an annual rate of up to 0.25% of average daily net assets of Class A Shares. The sales charge for Class A Shares may be reduced or eliminated under certain circumstances and for certain specified categories of investors.

     Class C Shares: The Installment Sales Charge Option. Investors will separately have the option of purchasing Class C Shares that are not subject to any up-front sales charge, but are subject to a Rule 12b-1 Plan providing for a distribution fee at an annual rate of up to 0.75%, and a service fee at an annual rate of up to 0.25%, of average daily net assets of Class C Shares. Class C Shares may also be subject to a contingent deferred sales charge ("CDSC"). Class C Shares automatically convert to Class A Shares six years after purchase.

     Class R Shares: The Net Asset Value Purchase Option. All currently issued and outstanding shares of the Fund (which will be converted into shares of the Trust in the Reorganization) will be designated as Class R Shares under the Flexible Sales Charge Program. Class R Shares will be available for purchase (a) with monies representing distributions from Nuveen-sponsored unit investment trusts ("UITs") owned by unitholders who, on or prior to the effective date of the Reorganization (currently anticipated to be on or about June 12, 1995, assuming receipt of shareholder approval of the Reorganization, as described herein), have purchased such UITs and elected to reinvest distributions from such UITs in additional shares of the Fund, and (b) with monies representing dividends and capital gain distributions on Class R Shares of the Trust. Purchases through such reinvestments will not be subject to any sales charge or any distribution fee or service fee under a Rule 12b-1 Plan or otherwise. Class R Shares will also be available for purchase by certain specified categories of investors who would otherwise be eligible to purchase Class A Shares at net asset value.

     Under the Declaration of Trust, the Board of Trustees of the Trust will also have the authority to create one or more additional classes of shares in connection with the Flexible Sales Charge Program, the terms of which may differ from the classes of shares described above. These may include classes subject to a CDSC, as well as classes subject to combinations of up-front sales charges, distribution fees and service fees different from those of the Class A Shares, Class C Shares and Class R Shares. The Trust could, for example, offer a class or classes of shares, with or without up-front sales charges, that are subject to a service fee under a plan substantially identical to a Rule 12b-1 Plan. The Trust could also determine to offer investors a class or classes of shares subject to a CDSC and distribution and service fees under a Rule 12b-1 Plan or a non-Rule 12b-1 Plan.

     Each class of shares of the Trust created pursuant to the Flexible Sales Charge Program will represent an interest in the same portfolio of investments and be identical in all respects except as to: (a) the allocation of expenses related to the marketing, administration, and distribution of Trust shares to the particular classes of shares incurring such expenses, (b) the voting rights related to any Rule 12b-1 Plan or other plan affecting a specific class of shares, (c) class designations and (d) any conversion features or exchange privileges applicable to specific classes of shares. Financial advisers and other persons distributing the Trust's shares may receive different compensation for selling different classes of shares. As a result of the foregoing, net income per share, dividends per share and net asset value per share of each class will be different.


     Separate Series of Shares. The Declaration of Trust authorizes the issuance of shares in different series, and authorizes the Board of Trustees of the Trust, without further shareholder action, to establish and create additional series and to designate the rights and preferences of the shareholders of each of the respective series. Each series would represent interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.



     All consideration received for the sales of shares of a particular series of the Trust, all assets in which such consideration is invested, all income, earnings and profits derived from such investments, and all liabilities incurred by or for the series, will be allocated to and belong or attach to that series. Currently shares of the Trust are not divided into series and the Board of Trustees does not currently intend to do so.


     Shareholder Voting Rights. Under the Maryland General Corporation Law (the "Maryland Code"), a Maryland corporation registered under the 1940 Act is not required to hold annual meetings unless so required by the 1940 Act. Under Massachusetts law, the Trust is not required to hold annual shareholder meetings. Under the Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing trustees of the Trust (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940
Act), changing fundamental investment policies, approving or disapproving an investment advisory contract, and ratifying or rejecting a selection of different auditors. If the Trust establishes series, any matter submitted to a vote of shareholders would be voted by series unless otherwise required by the 1940 Act or as determined by the Board of Trustees.


     The Maryland Code and the By-laws of the Fund provide that a meeting of shareholders shall be called upon the written request of shareholders representing 25% of the outstanding shares of the Fund. The Declaration of Trust provides that a meeting of shareholders shall be called upon the written request of the holders of at least 10% of the outstanding shares of the Trust, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

     The Declaration of Trust provides that the trustees shall set in the By-laws the quorum required for the transaction of business by shareholders, provided that at least 30% of the shares entitled to be voted on a matter shall constitute a quorum. Currently a quorum for the Fund is more than 50% of the shares entitled to be voted. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shares were represented at the meeting. Some matters under the Declaration of Trust requiring approval by a majority or greater percentage of the shares entitled to vote would not be affected by this provision, nor would matters that under the 1940 Act require the vote of a "majority" of the outstanding shares.

     Under the Declaration of Trust, each trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of re-electing trustees or electing successors to such trustees and until the election and qualification of his successor, or until he sooner dies, resigns, becomes incapacitated or is removed for cause by a vote of shareholders of the Trust holding not less than two-thirds of the shares then outstanding or by a vote of two-thirds of the trustees then in office. The By-laws of the Fund permit removal of a director by the holders of a majority of the outstanding shares of the Fund.

     The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series) by notice to the shareholders without shareholder approval. The dissolution of the Fund is subject to shareholder approval under the Maryland Code.

     Liability of Shareholders. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. Under the current form of organization of the Fund as a Maryland corporation, its shareholders have no personal liability for the Fund's acts or obligations, except that a shareholder may be liable to the extent that: (1) the purchase price of his shares has not been received by the Fund in the amount or manner required by Maryland law; (2) he receives a dividend or distribution made contrary to Maryland law; or (3) the consideration to him from the Fund upon redemption of his shares was paid in violation of Maryland law.

     Liability of Directors and Trustees. Under the Declaration of Trust, the trustees are personally liable only for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as trustees and not for errors of judgment or mistakes of fact or law. Under the Declaration of Trust, trustees and officers will be indemnified against liabilities and expenses incurred in connection with the defense or disposition of any proceeding in which they are involved by reason of their position with the Trust, except that they are not indemnified against liabilities or expenses arising from conduct adjudicated to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust may also advance money for these expenses, provided that the trustee or officer undertakes to repay the Trust if his conduct is later adjudicated to preclude indemnification and certain other conditions are met.

     Maryland law provides that in addition to any other liability imposed by law, the directors may be liable to the Fund for: (1) voting for or assenting to the declaration of any dividend or other distribution of assets to shareholders contrary to Maryland law; (2) voting for or assenting in certain circumstances to distributions of assets to shareholders during liquidation of the Fund; and
(3) voting for or assenting to a repurchase of the shares of the Fund contrary to Maryland law. A director is not liable, however, if he acts in good faith, in a manner he reasonably believes to be in the best interest of the Fund, and with the care of an ordinarily prudent person. In the event of any litigation against the directors or officers of the Fund, Maryland law permits the Fund to indemnify a director or officer for certain expenses only if he acted in good faith and reasonably believed that his conduct was in the best interest of the Fund. Maryland law permits the Fund to advance expenses to a director of officer if the facts then known do not preclude indemnification based on the foregoing standard and on receipt of an undertaking similar to the undertaking that would be required by the Trust.


     Involuntary Redemption. The Declaration of Trust permits the Board of Trustees to authorize the Trust to redeem shares in an account if at any time the shares in the account do not have at least a minimum value set by the Board of Trustees. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Trust currently does not intend to redeem shares involuntarily.



     The foregoing is only a summary of certain of the differences between (1) the Trust, its Declaration of Trust and By-laws and Massachusetts law, and (2) the Fund, its Articles of Incorporation and By-laws and Maryland law. It is not a complete list of differences. Shareholders may refer to the provisions of the Articles of Incorporation, as amended and restated, Fund By-laws and Maryland law, and the Declaration of Trust, Trust By-laws and Massachusetts law for a more thorough comparison.


FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. The Fund has received an opinion of Bell, Boyd & Lloyd, counsel to the Fund, that under the Internal Revenue Code of 1986 the reorganization of the Fund into the Trust pursuant to the Plan will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund, the Trust, or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the Trust after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the Trust received by the shareholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

TEMPORARY AMENDMENT TO INVESTMENT RESTRICTIONS

     By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the temporary amendment of certain fundamental investment restrictions of the Fund solely to effect the Reorganization. The following fundamental investment restrictions of the Fund, which may not be changed without shareholder approval, might be construed as restricting the Fund's ability to carry out the Reorganization:

     The Fund may not:

          (1) invest in securities other than Municipal Obligations and temporary investments, as those terms are defined in the Prospectus;

          (2) invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to the securities of the United States government, its agencies or instrumentalities;

          (3) invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years; or

          (4) purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry nor enter into a repurchase agreement if, as a result thereof, more than 10% of its assets would be subject to repurchase agreements maturing in more than seven days.

Those restrictions may prohibit the purchase by the Fund of the initial share of the Trust or the transfer of all the Fund's assets to the Trust as is contemplated by the Reorganization. Accordingly, a vote for the Reorganization will be deemed also to be a vote to amend temporarily the Fund's investment restrictions to the extent necessary to carry out the Reorganization in the manner described above, by the addition to each of the above restrictions of the following clause:


     "except solely in connection with the transactions contemplated by the Agreement and Plan of Reorganization of the Fund and Nuveen Municipal Bond Fund, approved by the Board of Directors of the Fund on February 14, 1995."


That amendment will only be for purposes of completing the Reorganization. The amendment will not be adopted by the Trust and will have no effect thereafter.

AUTHORIZATION OF FUND TO ELECT CURRENT FUND DIRECTORS AS TRUSTEES OF THE TRUST


     By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the Fund, as the initial sole shareholder of the Trust, to elect as trustees of the Trust, the individuals named below, all of whom now serve as directors of the Fund. Mr. Timothy R. Schwertfeger, a director of the Fund, is currently the sole trustee of the Trust.


     The following table shows each director's age, principal occupation and other business affiliations and the year in which each director was first elected or appointed a director of the Fund, and the number of shares of

Common Stock of the Fund and of all Nuveen funds advised by Nuveen Advisory Corp. (excluding money market funds) which each director beneficially owned as of February 28, 1995.



                                                                                    FULL SHARES OF COMMON
                                                                                     STOCK BENEFICIALLY
                                                                                            OWNED
                                                                       YEAR FIRST     FEBRUARY 28, 1995
                                                                       ELECTED OR   ---------------------
                                                                      APPOINTED A     THE      ALL NUVEEN
         DIRECTORS         AGE        PRINCIPAL OCCUPATIONS(1)          DIRECTOR    FUND(2)     FUNDS(3)
- ------------------------------   -----------------------------------  ------------  -------    ----------
*Richard J. Franke         63    Chairman of the Board and Director       1976       4,881       20,578
                                   of the Fund, The John Nuveen Com-
                                   pany (since March 1992), John
                                   Nuveen & Co. Incorporated, Nuveen
                                   Advisory Corp. and Nuveen
                                   Institutional Advisory Corp.
                                   (since April 1990); Certified
                                   Financial Planner.
*Timothy R. Schwertfeger   45    President and Director of the Fund       1994      59,760 (4)   92,641
                                   (since July 1994), Executive Vice
                                   President and Director of The
                                   John Nuveen Company (since March
                                   1992) and John Nuveen & Co.
                                   Incorporated; Director of Nuveen
                                   Advisory Corp. (since October
                                   1992) and Nuveen Institutional
                                   Advisory Corp. (since October
                                   1992).
Lawrence H. Brown          60    Director of the Fund; retired in         1993       1,156        3,421
                                   August 1989 as Senior Vice
                                   President of The Northern Trust
                                   Company.
Anne E. Impellizzeri       62    Director of the Fund; President and      1994           0        2,000
                                   Chief Executive Officer of
                                   Blanton-Peale, Institutes of
                                   Religion and Health (since
                                   December 1990); prior thereto,
                                   Vice President of New York City
                                   Partnership (from 1987 to 1990).
John E. O'Toole            66    Director of the Fund; retired in         1989           0        2,550
                                   January 1994 as President of the
                                   American Association of
                                   Advertising Agencies, Inc.;
                                   retired in December 1985 as
                                   Chairman of the Board of Foote,
                                   Cone & Belding Communications,
                                   Inc.

                                                                                    FULL SHARES OF COMMON
                                                                                     STOCK BENEFICIALLY
                                                                                            OWNED
                                                                       YEAR FIRST     FEBRUARY 28, 1995
                                                                       ELECTED OR   ---------------------
                                                                      APPOINTED A     THE      ALL NUVEEN
         DIRECTORS         AGE        PRINCIPAL OCCUPATIONS(1)          DIRECTOR    FUND(2)     FUNDS(3)
- ------------------------------   -----------------------------------  ------------  -------    ----------
Margaret K. Rosenheim      68    Director of the Fund; Helen Ross         1982       4,020 (5)    4,967
                                   Professor of Social Welfare
                                   Policy, School of Social Service
                                   Administration, University of
                                   Chicago.
Peter R. Sawers            61    Director of the Fund; Adjunct            1991       2,716        7,753
                                   Professor of Business and
                                   Economics, University of Dubuque,
                                   Iowa (since January 1991);
                                   Adjunct Professor, Lake Forest
                                   Graduate School of Management,
                                   Lake Forest, Illinois (since
                                   January 1992); prior thereto,
                                   Executive Director, Towers Perrin
                                   Australia (management
                                   consultant); Chartered Financial
                                   Analyst; Certified Management
                                   Consultant.

- ---------------
     (*) "Interested person" as defined in the Investment Company Act of 1940 by reason of being an officer or director of the Fund's investment adviser, Nuveen Advisory Corp.

     (1) The directors of the Fund are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.

     (2) No director beneficially owned on February 28, 1995, as much as 1/10 of 1% of the Fund's outstanding Common Stock. The above persons have sole voting power and sole investment power as to the shares listed, except as described in notes (4) and (5) below.

     (3) The number shown reflects the aggregate number of shares beneficially owned by the director in all of the Nuveen funds referred to in note (1) above (excluding money market funds).

     (4) These shares of the Fund are owned jointly by Mr. Schwertfeger and his wife.

     (5) Includes 3,568 shares of the Fund which are owned jointly by Mrs. Rosenheim and her husband.

     The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

     The Fund's Board of Directors has an audit committee currently composed of Lawrence H. Brown, Anne E. Impellizzeri, John E. O'Toole, Margaret K. Rosenheim and Peter R. Sawers, directors of the Fund who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent public accountants. Based on such review, it is authorized to make recommendations to the Board of Directors. The audit committee held two meetings during the fiscal year ended February 28, 1995.


     Richard J. Franke, Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the executive committee of the Board of Directors. The executive committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committee held twelve meetings during the fiscal year ended February 28, 1995.

     Nomination of those directors who are not "interested persons" of the Fund is committed to a nominating committee composed of the directors who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committee held one meeting during the fiscal year ended February 28, 1995. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

     If the Reorganization is approved, it is expected that Trust board committee membership and trustee compensation will be identical to Fund board committee membership and board compensation.

     The Board of Directors held six meetings during the fiscal year ended February 28, 1995. During the fiscal year ended February 28, 1995, Mr. Franke attended all of the Fund's Board meetings; however, he attended fewer than 75% of the executive committee meetings.


     The following table sets forth compensation paid by the Fund during the fiscal year ended February 28, 1995 to each of the directors of the Fund.(1) The Fund has no retirement or pension plans.



                                                                      TOTAL COMPENSATION
                                                       AGGREGATE      FROM FUND AND FUND
                                                     COMPENSATION      COMPLEX PAID TO
                        NAME OF PERSON               FROM THE FUND       DIRECTORS(2)
            ---------------------------------------  -------------    ------------------
            Richard J. Franke......................     $     0                  0
            Timothy R. Schwertfeger................           0                  0
            Lawrence H. Brown......................       4,839             56,500
            Anne E. Impellizzeri...................       3,785             48,750
            John E. O'Toole........................       4,839             56,000
            Margaret K. Rosenheim..................       6,509(3)          64,404(4)
            Peter R. Sawers........................       4,839             56,000


- -------------------------

(1) Interested directors and officers of the Fund receive no compensation from the Fund.



(2) The directors of the Fund are directors or trustees as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.



(3) Includes $270 in interest earned on deferred compensation from prior years.



(4) Includes $1,404 in interest earned on deferred compensation from prior years.

AUTHORIZATION OF THE FUND TO APPROVE MANAGEMENT AGREEMENT

     By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the Fund, in its capacity as initial sole shareholder of the Trust, to approve the Trust's investment management agreement (the "New Agreement") between the Trust and Nuveen Advisory Corp. (the "Adviser"), 333 West Wacker Drive, Chicago, Illinois, who has acted as investment adviser and manager for the Fund since the Fund's organization in 1976. The Fund's investment management agreement was last approved by the shareholders of the Fund at a meeting of shareholders held on April 23, 1992 (the "Current Agreement"). On April 27, 1994, at a meeting called in part for the purpose of considering continuance of the Current Agreement, the Board of Directors (including a majority of directors who are not "interested persons" of the Fund or of the Adviser) voted in person to approve continuance of the Agreement until August 1, 1995.

     The terms of the New Agreement are identical to the Current Agreement, as discussed below, except for the changes necessary to reflect the Trust's status as a Massachusetts business trust.

     If the Reorganization is not approved, the Current Agreement will remain in effect until August 1, 1995, and may continue in effect from year to year thereafter if specifically approved at least annually by the directors of the Fund or by a vote of the majority of the outstanding voting securities. In either event, the Current Agreement must also be approved by a vote of the majority of the directors who are not "interested persons" of the Adviser or of the Fund, cast in person at a meeting called for such purpose. The Current Agreement may be terminated at any time without penalty, upon 60 days' written notice, by the Adviser or the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and will terminate in the event of its assignment. The vote of a majority of the outstanding voting securities means the vote (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less.

     Under the Current Agreement, the Fund has agreed to pay the Adviser an annual management fee as follows:

                         AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
        ---------------------------------------------------------------   --------------
        Fee for the first $125 million.................................     .5000 of 1%
        Fee for the next $125 million..................................     .4875 of 1%
        Fee for the next $250 million..................................     .4750 of 1%
        Fee for the next $500 million..................................     .4625 of 1%
        Fee for the next $1 billion....................................     .4500 of 1%
        Fee for assets over $2 billion.................................     .4250 of 1%


     The resulting fee rate for the fiscal year ended February 28, 1995 was .45 of 1% of the Fund's assets. For the fiscal year ended February 28, 1995, the Fund paid aggregate management fees of $11,932,164.


     The Current Agreement provides that the Adviser shall act as investment adviser for the Fund, manage the Fund's investments, administer its business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services, and permit any of its officers and employees to serve with compensation as trustees or officers of the Fund if elected to such positions. Under the Current Agreement, the Fund agrees to pay all other costs and expenses of its operations, including the compensation of its directors (other than those affiliated with Nuveen Advisory), custodian, transfer, dividend disbursing and service agent expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, expenses of preparing, printing and distributing reports to stockholders and governmental agencies, and taxes, if any.

AUTHORIZATION OF THE FUND TO SELECT TRUST AUDITORS

     By voting in favor of the Reorganization, shareholders of the Fund will be authorizing the Fund, in its capacity as initial sole shareholder of the Trust, to select Arthur Andersen LLP as auditors for the Trust for the fiscal year ending February 29, 1996. Arthur Andersen LLP has no direct or indirect financial interest in the Fund or the Trust except as auditors and independent accountants. A representative of Arthur Andersen LLP is expected to be present at the Meeting and will be available to respond to any appropriate questions raised at the Meeting and to make a statement if he wishes.

                                 OTHER MATTERS

THE ADVISER

     Nuveen Advisory Corp. is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a wholly owned subsidiary of The John Nuveen Company which, in turn, is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen has acted as principal underwriter for the Fund since the Fund's organization and as principal underwriter pays the distribution expenses of the Fund.

     The names, addresses and principal occupations of the principal executive officer and the directors of Nuveen Advisory Corp. are as follows:

                     NAME AND ADDRESS                      PRINCIPAL OCCUPATIONS
        ------------------------------------------  -----------------------------------
        Richard J. Franke.........................  Chairman of the Board and Director,
          Chairman of the Board and Director          John Nuveen & Co. Incorporated
          (Principal Executive Officer)
          333 West Wacker Drive
          Chicago, Illinois 60606
        Donald E. Sveen...........................  President and Director,
          President and Director                      John Nuveen & Co. Incorporated
          333 West Wacker Drive
          Chicago, Illinois 60606
        Anthony T. Dean...........................  Executive Vice President and
          Director                                  Director,
          333 West Wacker Drive                       John Nuveen & Co. Incorporated
          Chicago, Illinois 60606
        Timothy R. Schwertfeger...................  Executive Vice President and
          Director                                  Director,
          333 West Wacker Drive                       John Nuveen & Co. Incorporated
          Chicago, Illinois 60606

     Messrs. Franke and Schwertfeger, current directors of the Fund, are "interested persons" of Nuveen Advisory Corp. The remaining directors of the Fund are not "interested persons" of Nuveen Advisory Corp. The other officers of the Fund who are officers or employees of Nuveen Advisory Corp. are as follows:
J. Thomas Futrell, Vice President of the Fund, is Vice President of Nuveen Advisory Corp.; Steven J. Krupa, Vice President of the Fund, is Vice President of Nuveen Advisory Corp.; Larry W. Martin, Vice President and Assistant Secretary of the Fund, is Vice President and Assistant Secretary of Nuveen Advisory Corp.; O. Walter Renfftlen, Vice President and Controller of the Fund, is Vice President and Controller of Nuveen Advisory Corp.; Thomas C. Spalding, Jr., Vice President of the Fund, is Vice President of Nuveen Advisory Corp.; H. William Stabenow, Vice President and Treasurer of the Fund, is Vice President and Treasurer of Nuveen Advisory Corp.; James J. Wesolowski, Vice President and Secretary of the Fund, is Vice President, General Counsel and Secretary of Nuveen Advisory Corp.; and Gifford R. Zimmerman, Vice President and Assistant Secretary of the Fund, is Vice President and Assistant Secretary of Nuveen Advisory Corp.



     The following table sets forth information with respect to each executive officer of the Fund, other than executive officers who are directors and included in the table on page 9. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire at the first meeting of the Board after the Meeting, which is presently scheduled to be held on July 27, 1995.


                                    POSITIONS AND
          NAME             AGE    OFFICES WITH FUND               PRINCIPAL OCCUPATIONS
- ------------------------   ---    -----------------    --------------------------------------------
Kathleen M. Flanagan       47     Vice President       Vice President of John Nuveen & Co.
                                  (since 1994)            Incorporated.
J. Thomas Futrell          39     Vice President       Vice President of Nuveen Advisory Corp.
                                  (since 1991)            (since February 1991), prior thereto,
                                                          Assistant Vice President of Nuveen
                                                          Advisory Corp. (from August 1988 to
                                                          February 1991); Chartered Financial
                                                          Analyst.
Steven J. Krupa            37     Vice President       Vice President of Nuveen Advisory Corp.
                                  (since 1990)            (since October 1990), prior thereto, Vice
                                                          President of John Nuveen & Co.
                                                          Incorporated (from January 1989 to
                                                          October 1990).
Anna R. Kucinskis          49     Vice President       Vice President of John Nuveen & Co.
                                  (since 1991)            Incorporated.
Larry W. Martin            43     Vice President       Vice President (since September 1992),
                                  (since 1993) and        Assistant Secretary and Assistant General
                                  Assistant Secre-        Counsel of John Nuveen & Co.
                                  tary (since 1987)       Incorporated; Vice President (since May
                                                          1993) and Assistant Secretary of Nuveen
                                                          Advisory Corp.; Vice President (since May
                                                          1993) and Assistant Secretary (since
                                                          January 1992) of Nuveen Institutional
                                                          Advisory Corp.; Assistant Secretary
                                                          (since February 1993) of The John Nuveen
                                                          Company; Managing Director (since January
                                                          1995) of Nuveen - Duff and Phelps
                                                          Investment Advisors.

                                    POSITIONS AND
          NAME             AGE    OFFICES WITH FUND               PRINCIPAL OCCUPATIONS
- ------------------------   ---    -----------------    --------------------------------------------
O. Walter Renfftlen        55     Vice President       Vice President and Controller of The John
                                  and Controller          Nuveen Company (since March 1992), John
                                  (since 1986)            Nuveen & Co. Incorporated, Nuveen
                                                          Advisory Corp., and Nuveen Institutional
                                                          Advisory Corp. (since April 1990).
Thomas C. Spalding, Jr.    43     Vice President       Vice President of Nuveen Advisory Corp. and
                                  (since 1986)            Nuveen Institutional Advisory Corp.
                                                          (since April 1990); Chartered Financial
                                                          Analyst.
H. William Stabenow        60     Vice President       Vice President and Treasurer of The John
                                  and Treasurer           Nuveen Company (since March 1992), John
                                  (since 1988)            Nuveen & Co. Incorporated, Nuveen
                                                          Advisory Corp. and Nuveen Institutional
                                                          Advisory Corp. (since January 1992).
George P. Thermos          63     Vice President       Vice President of John Nuveen & Co.
                                  (since 1986)            Incorporated.
James J. Wesolowski        44     Vice President       Vice President, General Counsel and
                                  and Secretary           Secretary of The John Nuveen Company
                                  (since 1988)            (since March 1992), John Nuveen & Co.
                                                          Incorporated, Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.
                                                          (since April 1990).
Gifford R. Zimmerman       38     Vice President       Vice President (since September 1992),
                                  (since 1993) and        Assistant Secretary and Assistant General
                                  Assistant Secre-        Counsel of John Nuveen & Co.
                                  tary (since 1988)       Incorporated; Vice President (since May
                                                          1993) and Assistant Secretary of Nuveen
                                                          Advisory Corp.; Vice President (since May
                                                          1993) and Assistant Secretary (since
                                                          January 1992) of Nuveen Institutional
                                                          Advisory Corp.


     On February 28, 1995, directors and executive officers as a group beneficially owned 112,539 shares of the Fund's Common Stock and 205,341 shares of all Nuveen funds referred to in note (1) above (excluding money market funds).



     As of March 13, 1995, there were no holders of 5% or more of the shares of the Fund.


APPRAISAL RIGHTS


     Shareholders of the Fund will not have any appraisal rights in connection with the Reorganization.


EXPENSES

     The expenses related to the Reorganization will be borne by the Fund and assumed by the Trust if the Reorganization is consummated. Those expenses are expected to be more than offset by savings expected to result in the future from the Reorganization.

REQUIRED VOTE

     Approval of the Reorganization requires the affirmative vote of two-thirds of the shares entitled to be voted at the meeting. If shareholders of the Fund do not approve the Reorganization, the Fund will continue in business as a Maryland corporation and will not be authorized to issue multiple classes of shares.

RECOMMENDATION OF DIRECTORS


     The Board of Directors of the Fund has unanimously approved the proposed Reorganization, including the authorization to issue multiple classes of shares, and has determined that participation in the Reorganization is in the best interests of the Fund and its shareholders. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REORGANIZATION.


                       SHAREHOLDER MEETINGS AND PROPOSALS


     Pursuant to the Maryland General Corporation Law, the Articles of Incorporation and the By-laws of the Fund and to Massachusetts law, the Declaration of Trust and By-laws of the Trust, neither the Fund nor the Trust is required to hold an annual meeting. Meetings of the shareholders will be held when and as determined necessary by the Board of Directors or Trustees, as the case may be, of the Fund or Trust and in accordance with the 1940 Act. The Fund currently does not anticipate that it will hold a meeting of shareholders in 1996. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606.


                                 OTHER BUSINESS

     Management does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          JAMES J. WESOLOWSKI
                                            Secretary

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                        NUVEEN MUNICIPAL BOND FUND, INC.
                           NUVEEN MUNICIPAL BOND FUND

     NUVEEN MUNICIPAL BOND FUND, INC., a Maryland corporation ("NMBF") and NUVEEN MUNICIPAL BOND FUND, a Massachusetts business trust (the "Trust"), agree upon the following plan of reorganization:

     1. SUCCESSION OF NMBF BY TRUST; DISTRIBUTION OF SHARES OF TRUST. NMBF shall transfer to the Trust all of the assets of NMBF (including the share(s) of the Trust owned by NMBF, which shall be canceled), in exchange for which the Trust shall simultaneously assume all of the liabilities of NMBF, and shall issue directly to the shareholders of NMBF shares of the Trust in a number equal to the aggregate number of shares (including fractional shares) of NMBF then outstanding, in a distribution in which each registered shareholder of NMBF shall receive shares of the Trust in a number equal to the number of shares (including any fractional share) of NMBF then owned by the shareholder, in exchange for and cancellation of the shareholder's shares of NMBF (which series of actions is referred to hereafter as the "Reorganization").

     2. SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES. The distribution to the shareholders of NMBF shall be accomplished by establishing an account on the share records of the Trust in the name of each registered shareholder of NMBF, and crediting that account with a number of shares of the Trust equal to the number of shares (including any fractional shares) of NMBF owned of record by the shareholder at the time of the distribution. Outstanding certificates representing shares of NMBF shall thereafter represent an equal number of shares of the Trust.

     3. DISSOLUTION OF NMBF. Promptly after the closing of Reorganization, NMBF shall be liquidated and dissolved.

     4. CLOSING. The Reorganization shall take place on June 12, 1995 at 5:00 p.m., Chicago time, at the offices of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, or at such other date, time or place as may be agreed upon by the parties.

     5. CONDITIONS TO CLOSING. The obligations of NMBF and the Trust to consummate the Reorganization shall be subject to the following conditions:


          a. A post-effective amendment to the registration statement on Form N-1A of NMBF shall have been filed by the Trust with the Securities and Exchange Commission, by which amendment the Trust shall have assumed the registration statement as its own, and the registration statement, as so amended, shall have become effective, and no stop-order suspending the effectiveness of the registration statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

          b. The SEC shall not have issued an unfavorable advisory report under section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the Reorganization under section 25(c) of the Investment Company Act of 1940;

          c. NMBF and the Trust shall have received an opinion of Bell, Boyd & Lloyd, Chicago, Illinois, to the effect that the Reorganization qualifies as a "reorganization" under section 368 of the Internal Revenue Code of 1986, as amended, and the Reorganization of NMBF into the Trust will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to NMBF, the Trust, or the shareholders of NMBF; and

          d. The Reorganization has been approved by the shareholders of NMBF.

     6. AMENDMENT OR TERMINATION. This agreement may be amended at any time, and may be terminated at any time before the closing of the Reorganization, either before or after this agreement and plan of reorganization has been approved by the shareholders of NMBF, by agreement of NMBF and the Trust, provided that no amendment shall have a material adverse effect upon the interests of shareholders of NMBF. In any case, this agreement and plan of reorganization may be terminated by either NMBF or the Trust if the Reorganization has not occurred by the close of business on September 30, 1995.

     7. DECLARATION OF TRUST. A copy of the Trust's agreement and declaration of trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this agreement is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the Trust.

     8. FURTHER ACTIONS OR ASSURANCES. At any time after the closing of the Reorganization, NMBF acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the Trust such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust title to the assets transferred by NMBF under this agreement.

     9. GOVERNING LAW. This agreement shall be construed in accordance with applicable federal law and the laws of the state of Illinois, except as to the provisions of section 7 hereof which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated                            ,   1995

                                                 NUVEEN MUNICIPAL BOND FUND, INC.
                                                 By
                                                    -----------------------------------------
                                                    [title]
                                                            ---------------------------------

ATTEST:
- --------------------------------------------
Secretary

                                                 NUVEEN MUNICIPAL BOND FUND
                                                 By
                                                    -----------------------------------------
                                                    [title]
                                                            ---------------------------------

ATTEST:
- --------------------------------------------
Secretary

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                          NUVEEN MUNICIPAL BOND FUND, INC.

                        PROXY SOLICITED BY BOARD OF DIRECTORS

              FOR A MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 1995

        The undersigned hereby appoints Richard J. Franke, Timothy R. Schwertfeger and James J. Wesolowski, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the Meeting of
    P
        Shareholders of Nuveen Municipal Bond Fund, Inc. to be held on May 26, 1995, or any adjournment or adjournments thereof:

        YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX BELOW. YOUR VOTE WILL BE CAST ACCORDING TO YOUR
    R
        MARKED CHOICE. IF YOU DO NOT MARK A BOX, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
    O
        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR":
        1) APPROVAL OF THE REORGANIZATION OF THE FUND AS A MASSACHUSETTS BUSINESS TRUST, THEREBY PERMITTING THE ISSUANCE OF ADDITIONAL
    X      CLASSES OF SHARES IN CONNECTION WITH THE IMPLEMENTATION OF
           A FLEXIBLE SALES CHARGE PROGRAM.  FOR / /  AGAINST / /  ABSTAIN / /
        2) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
    Y NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.


                                      Dated:                             , 1995
                                                  Month            Day

                                      Signature(s)

                                      Signature(s)               95MUBF 05/26/95
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

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                    (THIS SIDE IS INTENTIONALLY LEFT BLANK)
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